UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 3, 2008
                              (SEPTEMBER 1, 2008)

                             WIN GAMING MEDIA, INC.
             (Exact name of registrant as specified in its charter)

          NEVADA                    000-51255                 98-0374121
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)            File Number)           Identification No.)

             103 FOULK ROAD, WILMINGTON, DE                     19803
     ----------------------------------------------       -------------------
        (Address of principal executive offices)              (Zip Code)

                                 (302) 691-6177
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As previously reported in the registrant's Current Report on Form 8-K dated August 11, 2008, on August 6, 2008, the registrant's wholly owned subsidiary MixTV Ltd., an Israeli corporation ("MixTV"), and Playtech Software Limited, a British Virgin Islands corporation ("Playtech"), entered into an Intellectual Property and Technology Purchase Agreement (the "Agreement") under which Playtech agreed to purchase substantially all of the assets of MixTV, including but not limited to MixTV's intellectual property ("Purchased Assets") in consideration of a total amount of $1,750,000. As of September 1, 2008, (1) $1,250,000 of cash had been paid by Playtech to MixTV, (2) the remaining amount of $500,000 has been deposited in escrow in accordance with the provisions of the Agreement and of an escrow agreement entered in connection therewith, (3) all of the employees of MixTV were terminated and 7 of them became employees of Playtech and (4) MixTV began the transfer of the Purchased Assets to Playtech.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       WIN GAMING MEDIA, INC.
                                                       (registrant)

                                                       By: /s/ Shimon Citron
                                                       ---------------------
Date: September 3, 2008                                Shimon Citron
                                                       Chief Executive Officer